                                                                   EXHIBIT 10.11



                                 June 22, 1999

                      FIFTH SUPPLEMENT TO LEASE AGREEMENT

Re: Lease Agreement (the "Lease Agreement") dated February 28, 1997 by and between, EURUS ESTATES II, LTD., as Lessor, and CROSSROADS SYSTEMS, INC., as Lessee, and that certain

* First Supplement to Lease Agreement (the "First Supplement") dated October 6, 1997; and that certain

* Second Supplement to Lease Agreement (the "Second Supplement") dated September 28, 1998; and that certain

* Third Supplement to Lease Agreement (the "Third Supplement") dated December 1, 1998; and that certain

* Fourth Supplement to Lease Agreement (the "Fourth Supplement") dated June 17, 1999 demising of 11,618 rentable square feet (9,467 usf) of space locally known as Suites II-300 and II-350 and 5,709 rentable square feet (4,656 usf) of space locally known as Suite II-450 and 4,043 rentable square feet (3,294 usf) of space locally known as Suites II-420 and II-430, in the KALEIDO II office building located at 9390 Research Boulevard, Austin, Travis County, Texas 78759. The primary lease agreement, as amended by the above referenced Supplements, shall hereinafter be referred to as the "Lease Agreement".

This Fifth Supplement to Lease Agreement entered into by and between EURUS ESTATES II, LTD., hereinafter called "Lessor", and CROSSROADS SYSTEMS, INC., hereinafter called "Lessee", shall amend and modify the Lease Agreement as follows:

          1. LEASE EXPANSION. Commencing on or about August 1, 1999 and continuing for a period of fifty-three (53) months to December 31, 2003, Lessee shall lease from Lessor 2,802 rentable square feet (2,283 usf) of additional space on the fourth floor (the "Expansion Space"), locally known as Suite II-400, as shown on the attached Exhibit A. Lessee's total leased square footage shall, therefore, adjust to 24,172 rentable square feet (19,700 usf).

         2. EXPANSION SPACE BASE RENT. Commencing on or about August 1, 1999, Lessee shall pay to Lessor base rent for the Expansion Space according to the rent schedule below:




                                                     Lessor    TT
                                                             ----------
                                                     Lessee    BRS
                                                             ----------


        Time Period              Per Month                  Per Term          Per SF Per Yr
   --------------------          ---------                 ----------         -------------
   08/01/99 to 10/31/99          $4,831.12                 $14,493.35             $20.69
   11/01/99 to 10/31/00          $4,947.87                 $59,374.38             $21.19
   11/01/00 to 10/31/01          $5,064.62                 $60,775.38             $21.69
   11/01/01 to 10/31/02          $5,181.37                 $62,176.38             $22.19
   11/01/02 to 10/31/03          $5,298.12                 $63,577.38             $22.69
   11/01/03 to 12/31/03          $5,414.87                 $10,829.73             $23.19

3. TENANT FINISH OUT FOR EXPANSION SPACE. None. Lessee accepts premises in "As Is" condition.

4. EXPENSE STOP. Commencing on or about August 1, 1999, Lessee's expense stop shall adjust to $8.32 per square foot per year, which is the estimated operating expenses for 1999.

5. COMMENCEMENT DATE. Lessor and Lessee acknowledge and agree that August 1, 1999 shall be the target Commencement Date, however the actual Commencement date will occur when the Expansion Space is delivered to Lessee, see attached Exhibit B.

6. RIGHT TO TERMINATE. Lessor and Lessee agree that Exhibit J, Special Conditions paragraph 2 in the original Lease that allows Lessee to terminate the Lease anytime after the thirty-six month of the Lease, the date of March 1, 2000 shall be amended to June 1, 2000.

Except as provided to the contrary herein, all the provisions of the Lease Agreement shall be applied to the expansion space and all of the remaining terms, covenants, and provisions of the Lease Agreement shall remain in full force and effect and unmodified hereby. Each party hereby acknowledges that the other is not in default under the Lease Agreement in any respect. Each signatory hereto represents and warrants that he or she is authorized to execute this document and that upon said execution by both parties, this document will constitute the binding obligation of the party on behalf of whom such person has signed, without the necessity of joinder of any other person or entity.

EXECUTED on the dates set forth below our respective signatures.

LESSOR:                                           LESSEE:

EURUS ESTATES II, LTD.                            CROSSROADS SYSTEMS, INC.

By: /s/ TERRY THOMPSON                            By:  /s/ BRIAN R. SMITH
   ---------------------------                         ------------------------
Terry Thompson, EVP/CEO                                Brian R. Smith
Kucera Management, Inc.                                CEO
Authorized Managing Agent for
EURUS Estates II, Ltd.

Date:                                             Date:
   ---------------------------                         ------------------------

                                   EXHIBIT A


                    CROSSROADS SYSTEMS, INC. EXPANSION SPACE

                             Kaleido II, Suite II-400
                     2,802 rentable square feet (2,283 usf)




                                  [FLOOR PLAN]







                                                          Lessor TT
                                                                 ---------------

                                                          Lessee BRS
                                                                 ---------------

                      EXHIBIT B: Acknowledgement of Lease

                           (TO BE SIGNED AT MOVE-IN)

The undersigned parties acknowledge that the lease described below is in full force and effect and that Lessee has taken possession of the space.

     Date of lease:                               June 17, 1999
                   -----------------------------------------------------------
     Lessor:                                      Eurus Estates II, Ltd.
            ------------------------------------------------------------------
     Lessee:                                      Crossroads Systems, Inc.
            ------------------------------------------------------------------
     Guarantor, if any (not Lessee's name):       N/A
                                           -----------------------------------
     Building name:                               Kaleido II
                   -----------------------------------------------------------
     Suite No.:                                   Suite 400
               ---------------------------------------------------------------
     Building address:                            9390 Research Blvd.
                      --------------------------------------------------------
     City/County/State/Zip:                       Austin/Travis/Texas/78759
                           ---------------------------------------------------
     Legal description of property:               See Exhibit B of Lease
                                   -------------------------------------------

The commencement date, annual anniversary date, and ending date of the initial lease term as defined in paragraph 4.1 of above lease are as follows:

     Commencement date (month, day, year):
                                          ------------------------------------
     Annual Anniversary date (month, day):
                                          ------------------------------------
     Ending date (month, day, year):              December 31, 2003
                                    ------------------------------------------

The parties acknowledge that the lease has not been amended or modified and that this acknowledgment may be filed of record with the Texas Secretary of State or the county where the building is located in order to record (1) Lessee's possession rights to the leased premises, and (2) Lessor's contractual landlord lien rights over all personal property therein and any security deposit posted by Lessee. The entire lease is hereby affirmed and incorporated herein. The lease will cease to be an encumbrance to Lessor's title if Lessor files an affidavit of record, stating that Lessee no longer occupies the premises and that Lessee's right of possession has been lawfully terminated.

LESSOR                                            LESSEE
(TO BE SIGNED AT MOVE-IN)                         (TO BE SIGNED AT MOVE-IN)

EURUS ESTATES II, LTD.                            CROSSROADS SYSTEMS, INC.
-----------------------------------------------   -----------------------------------------------
Printed name of company or firm (if applicable)   Printed name of company or firm (if applicable)

TERRY THOMPSON                                    BRIAN R. SMITH
-----------------------------------------------   -----------------------------------------------
Printed name of person signing                    Printed name of person signing


-----------------------------------------------   -----------------------------------------------
Signature                                         Signature

EVP/CEO, KUCERA MANAGEMENT, INC.
AUTHORIZED MANAGEMENT AGENT FOR
EURUS ESTATES II, LTD.                            CEO
-----------------------------------------------   -----------------------------------------------
Title of person signing (if applicable)           Title of person signing (if applicable)


-----------------------------------------------   -----------------------------------------------
Date signed                                       Date signed

STATE OF TEXAS
COUNTY OF _________________

This instrument was acknowledged before me on ____________________________ by ______________________________ on behalf of the above stated LESSOR and in the above stated capacity.

                              -------------------------------------------------
                              Notary Public for the State of Texas

                              Printed name of notary
                                                    ---------------------------

                              My commission expires
                                                   ----------------------------

STATE OF TEXAS
COUNTY OF _________________

This instrument was acknowledged before me on ____________________________ by ______________________________ on behalf of the above stated LESSEE and in the above stated capacity.

                              -------------------------------------------------
                              Notary Public for the State of Texas

                              Printed name of notary
                                                    ---------------------------

                              My commission expires
                                                   ----------------------------



                                                 Lessor
                                                       ------------------------

                                                 Lessee
                                                       ------------------------